UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 30, 2012

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150419	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

Harvey Kesner, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
ITEM 5.07	Submission of Matters to a Vote of Security Holders.

By resolution dated April 16, 2012, which was effective on April 3, 2012, holders of a majority of the issued and outstanding shares of common stock of Tonix Pharmaceuticals Holding Corp. (the “Company”) approved the following matters by written consent:

•	an amendment to the Articles of Incorporation of the Company, as amended, to increase the number of authorized shares of our common stock, par value $.001 per share, to 150,000,000 shares and to authorize 5,000,000 shares of blank-check preferred stock, par value $.001 per share; and

•	the adoption of the Company’s 2012 Incentive Stock Plan and the reservation of 4,000,000 shares of common stock for issuance thereunder.

On May 2, 2012, the Company amended its Articles of Incorporation, as amended, to increase the number of authorized shares of its common stock, par value $.001 per share, to 150,000,000 shares and to authorize 5,000,000 shares of blank-check preferred stock, par value $.001 per share, by filing a Certificate of Amendment to the Articles of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Nevada to effectuate such amendment. The Certificate of Amendment, effective May 2, 2012, is attached to this Form 8-K as Exhibit 3.01 and is incorporated by reference. The Certificate of Amendment was authorized by the Board of Directors pursuant to a unanimous consent in lieu of a meeting, and was approved by a majority of the stockholders of the Company as described above.

ITEM 7.01	Regulation FD Disclosure.

In connection with the Articles of Amendment, on May 2, 2012, the Company mailed notice to all shareholders as required pursuant to Section 78.370 of the Nevada General Corporation Law. A copy of the letter to shareholders is furnished herewith as Exhibit 99.02.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.01	Certificate of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Nevada on May 2, 2012.

99.01	Form of 2012 Tonix Pharmaceuticals Holding Corp. Incentive Stock Option Plan, filed as an exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2012 and incorporated herein by reference.

99.02	Form of letter to shareholders from the Company, dated May 2, 2012.

2

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: May 4, 2012	By:	/s/ SETH LEDERMAN
Seth Lederman President and Chief Executive Officer

3